Fees Summary	Apr. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,300,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,698.63
Total Offset Amount	0.00
Net Fee	$ 1,698.63